Exhibit 10.32

AMENDMENT Two

AMENDMENT TWO TO SUPPLY CHAIN SERVICES AGREEMENT

BETWEEN EMBARQ LOGISTICS AND HAWAIIAN TELCOM COMMUNICATIONS, INC.

This Amendment Two (“Amendment Two”) to the Supply Chain Services Agreement (“Agreement”) effective June 5, 2006 (“Amendment Two Effective Date”) is between Embarq Logistics, f/k/a Sprint North Supply Company, an Ohio corporation (“Embarq”) and Hawaiian Telcom Communications, Inc., f/k/a Hawaiian Telcom MergerSub, Inc., a Delaware corporation (“Hawaiian Telcom”). Except as otherwise indicated, defined terms in this Amendment Two have the same meaning as in the Agreement.

I.	Background

A.	Hawaiian Telcom and Embarq entered into the Agreement December 10, 2004.

B.	Previous Amendments:

Amendment One effective April 28, 2005

C.	Embarq and Hawaiian Telcom agree to modify the Agreement as set forth in this Amendment Two.

The parties agree as follows:

II.	Amendment

The Agreement is amended by identifying Sprint North Supply Company’s name change to Embarq Logistics, effective June 5, 2006. All references to Supplier within the Agreement, Exhibits, Attachments, Schedules, and Amendments are references to Embarq Logistics.

The Agreement is further amended by identifying Hawaiian Telcom MergerSub’s name change to Hawaiian Telcom Communications, Inc., effective May 2005. All references to Hawaiian Telcom within the Agreement, Exhibits, Attachments, Schedules, and Amendments remain references to Hawaiian Telcom.

III.	General

Other than as set forth above, the Agreement remains unchanged and in full force and effect. In the event of a conflict between the terms of the Agreement, Amendment One, and this Amendment Two, this Amendment Two will control. This Amendment Two, executed by authorized representatives of Embarq and Hawaiian Telcom is incorporated into the terms of the Agreement.

SIGNED:

EMBARQ LOGISTICS		HAWAIIAN TELCOM COMMUNICATIONS, INC.

(Signature)	/s/ Cathy R. Colton, C.P.M.	(Signature)	/s/ Harvey A. Plummer

(Print Name)	Cathy R. Colton	(Print Name)	Harvey A. Plummer

(Title)	Contracts Negotiator 3	(Title)	SVP – Engineering & Operations

(Date)	August 9, 2006	(Date)	July 19, 2006

Embarq Proprietary Information - Restricted

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